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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 9, 2002


                           SYNAGRO TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number 0-21054



DELAWARE                                                   76-0511324

(State or other jurisdiction of                            (IRS Employer
Incorporation or organization)                             Identification No.)



1800 BERING, SUITE 1000                                    HOUSTON, TEXAS 77057
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (713) 369-1700



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ITEM 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Press release dated August 8, 2002, issued by the Company.

ITEM 9.  Regulation FD Disclosure

         On August 8, 2002, the Company issued a corrected press release announcing its second quarter 2002 earnings, furnished as Exhibit 99.1 to the Current Report on Form 8-K. The Company issued the corrected press release because diluted earnings per share guidance for fiscal 2002 described in paragraph six of the Company's second quarter 2002 earnings release was originally shown incorrectly as $.25 per share instead of $.33 per share. The Company's second quarter 2002 earnings release has been corrected to show the corrected diluted earnings per share guidance for 2002 of $.33 per share.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  August 9, 2002

                                        SYNAGRO TECHNOLOGIES, INC.

                                        By:       /s/ J. PAUL WITHROW
                                           -------------------------------------
                                              (Executive Vice President &
                                                Chief Financial Officer)





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                                  EXHIBIT INDEX


        99.1     Press release dated August 8, 2002, issued by the Company.







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